Recurrent Natural Resources Fund

Class I – Ticker: RNRGX

Recurrent MLP & Infrastructure Fund

Class I – Ticker: RMLPX

Each a Series of Two Roads Shared Trust

Supplement dated May 3, 2018
to the Statement of Additional Information dated February 28, 2018

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This Supplement provides new information from that contained in the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2018 and should be read in conjunction with the Prospectus.

1) The following is added as the 4th paragraph under the heading “PORTFOLIO HOLDINGS INFORMATION” on page 31 of the Funds’ SAI and supersedes any other contrary information in the Prospectus and in the SAI.

Each Fund’s top ten portfolio holdings, top five contributors to quarterly fund performance and top five detractors from quarterly fund performance for each calendar quarter are posted on the Funds’ website, www.recurrentfunds.com no later than ten business days after the end of each calendar quarter. This posted information generally remains accessible until the Funds post the information for the next calendar quarter to the Funds’ website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement and the Prospectus and SAI, each dated February 28, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have each been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-833-RECURRENT (1-833-732-8773).